                                                                  EXHIBIT 10-AAm

                            AMENDMENT AGREEMENT NO. 2
                               TO CREDIT AGREEMENT

     THIS AMENDMENT AGREEMENT (the "Amendment Agreement"), dated as of March 13, 2003, and effective as of January 31, 2003 (the "Effective Date"), is made by and among TECH DATA CORPORATION, a Florida corporation, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, and each other lender party to the Credit Agreement (as defined below) (hereinafter Bank of America and such other lenders may be referred to individually as a "Lender" or collectively as the "Lenders"), and BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the "Administrative Agent"):

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 8, 2000 (as the same has been amended prior to the date hereto and may be further amended, modified, supplemented, or restated from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Requisite Lenders amend the Credit Agreement as hereinafter set forth; and

     WHEREAS, upon the terms and conditions contained herein, the Administrative Agent and the Requisite Lenders are willing to amend the Credit Agreement;

     NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows, effective as of the Effective Date:

     1. Definitions. Capitalized terms not otherwise defined in this Amendment Agreement have the respective meanings assigned thereto in the Credit Agreement.

     2. Amendment. Subject to the terms and conditions set forth herein, the definition of "Consolidated Net Income" in Section 1.01 of the Credit Agreement is hereby amended in its entirety so that as amended it shall read as follows:

        " `Consolidated Net Income' means the gross revenues of Borrower and its Subsidiaries less all operating and non-operating expenses of Borrower and its Subsidiaries, plus or minus minority interest of a Person, including taxes on income, and plus any non-cash charges due to impairments in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 142, but excluding as income: (i) gains or losses on the sale, conversion or other disposition of capital assets,
     (ii) gains or losses on the acquisition, retirement, sale or other disposition of capital stock and other securities of Borrower or any Subsidiary, (iii) gains or losses on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, (v) any gain or loss arising by reason of any foreign exchange transaction adjustment, and (vi) any other gain or loss or credit of an extraordinary nature as determined in accordance with GAAP."

     3. Consent of Guarantors. The Guarantors have joined in the execution of this Amendment Agreement solely for the purpose of (i) agreeing to the amendment of the Credit Agreement and (ii) confirming their guarantees of payment of all the Obligations.

     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re-examined by the Borrower and that:

        (a) The representations and warranties made by Borrower in Article VI of the Agreement are true on and as of the date hereof;

        (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the financial reports of the Borrower received by each Lender under
     Section 6.04 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

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         (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

         (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

     5. Conditions Precedent. This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent the following:

         (a) twenty (20) counterparts of this Amendment Agreement duly executed by the Borrower, each Guarantor, the Administrative Agent and at least the Requisite Lenders; and

         (b) such other certificates, instruments and documents as the Agent shall reasonably request.

     6. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

     7. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

     8. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA SITTING IN THE COUNTIES OF HILLSBOROUGH AND PINELLAS FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

     10. Enforceability. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11. Credit Agreement. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

     12. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lenders, the Agent and their respective successors, assigns and legal representatives; provided, however, that the Borrower, without the prior consent of the Lenders, may not assign any rights, powers, duties or obligations hereunder.

                        [Signatures on following pages.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                 TECH DATA CORPORATION


                                 By: /s/ Arthur W. Singleton
                                 ----------------------------------------------
                                 Name:  Arthur W. Singleton
                                 Title: Corporate Vice President, Treasurer and
                                        Secretary

                                 GUARANTORS:

                                 TECH DATA PRODUCT MANAGEMENT, INC.
                                 TECH DATA FINANCE PARTNER, INC.
                                 TECH DATA WORLDWIDE PARTNER, LLC


                                 By: /s/ Arthur W. Singleton
                                    --------------------------------------------
                                 Name:  Arthur W. Singleton
                                 Title: Corporate Vice President, Treasurer and
                                        Secretary

                                 TD FULFILLMENT SERVICES LLC

                                 By: TECH DATA CORPORATION, its Member


                                 By: /s/ Arthur W. Singleton
                                    --------------------------------------------
                                 Name:  Arthur W. Singleton
                                 Title: Corporate Vice President, Treasurer and
                                        Secretary

                                 BANK OF AMERICA, N.A., as Administrative
                                 Agent


                                 By: /s/ Sugeet Manchanda
                                    --------------------------------------------
                                 Name:  Sugeet Manchanda
                                 Title: Principal


                                 BANK OF AMERICA, N.A., as a Lender


                                 By: /s/ Sugeet Manchanda
                                    --------------------------------------------
                                 Name:  Sugeet Manchanda
                                 Title: Principal

                                 SCOTIABANC INC.


                                 By: /s/ William E. Zarrett
                                    --------------------------------------------
                                 Name:  William E. Zarrett
                                 Title: Managing Director

                                 BANK ONE, NA


                                 By: /s/ Lisa A. Whatley
                                    --------------------------------------------
                                 Name:  Lisa A. Whatley
                                 Title: Credit Officer/Director

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                                 SUNTRUST BANK


                                 By: /s/ William C. Barr III
                                    --------------------------------------------
                                 Name:  William C. Barr III
                                 Title: Director

                                 DZ BANK AG DEUTSCHE ZENTRAL-
                                 GENOSSENSCHAFTSBANK, FRANKFURT
                                 AM MAIN, (successor by merger to DG BANK
                                 DEUTSCHE GENOSSENSCHAFTSBANK AG), as a Lender


                                 By: /s/ Bernd Franke
                                    --------------------------------------------
                                 Name:  Bernd Franke
                                 Title: Vice President & Head of Portfolio Mgt.


                                 By:  /s/ Ronald Matossian
                                    --------------------------------------------
                                 Name:  Ronald Matossian
                                 Title: Vice President

                                 CITICORP USA, INC.


                                 By: /s/ Stephanie Bontemps
                                    --------------------------------------------
                                 Name:  Stephanie Bontemps
                                 Title: Managing Director

                                 BANK HAPOALIM, B.M.


                                 By: /s/ Shaun Briedbart
                                    --------------------------------------------
                                 Name:  Shaun Briedbart
                                 Title: Vice President


                                 By: /s/ Laura Ann Raffa
                                    --------------------------------------------
                                 Name:  Laura Anne Raffa
                                 Title: Senior Vice President &
                                        Corporate Manager

                                 CREDIT INDUSTRIEL ET COMMERCIAL


                                 By: /s/ W. Fassbender
                                    --------------------------------------------
                                 Name:  W. Fassbender
                                 Title: Senior Vice President

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                                 MIZUHO CORPORATE BANK (successor to
                                 The Industrial Bank of Japan, Limited)


                                 By:               not signed
                                     -------------------------------------------
                                 Name: _________________________________________
                                 Title: ________________________________________

                                 BAYERISCHE HYPO-UND VEREINSBANK
                                 AG, NEW YORK BRANCH


                                 By: /s/ Marianne Weinzinger
                                    --------------------------------------------
                                 Name:  Marianne Weinzinger
                                 Title: Director


                                 By: /s/ Patricia Grieve
                                    --------------------------------------------
                                 Name:  Patricia Grieve
                                 Title: Director

                                 DRESDNER BANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By:               not signed
                                    --------------------------------------------
                                 Name: _________________________________________
                                 Title: ________________________________________

                                 NATEXIS BANQUE POPULAIRES


                                 By:  /s/ Pieter J. von Tulder
                                    --------------------------------------------
                                 Name:  Pieter J. von Tulder
                                 Title: Vice President and Manager
                                        Multinational Group


                                 By: /s/ Nicolar Regent
                                    --------------------------------------------
                                 Name:  Nicolar Regent
                                 Title: VP Multinational

                                 BANCA INTESA - NEW YORK BRANCH


                                 By: /s/ Charles Dougherty
                                    --------------------------------------------
                                 Name:  Charles Dougherty
                                 Title: Vice President


                                 By: /s/ Frank Maffei
                                    --------------------------------------------
                                 Name:  Frank Maffei
                                 Title: Vice President

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                                 WACHOVIA BANK, NATIONAL
                                 ASSOCIATION


                                 By: /s/ Donald E. Sellers, Jr.
                                    --------------------------------------------
                                 Name:  Donald E. Sellers, Jr.
                                 Title: Director

                                 DEUTSCHE BANK AG, NEW YORK AND/OR
                                 CAYMAN ISLANDS BRANCH


                                 By:  /s/ David G. Dickinson, Jr.
                                    --------------------------------------------
                                 Name:  David G. Dickinson, Jr.
                                 Title: Vice President


                                 By:  /s/ William W. McGinty
                                    --------------------------------------------
                                 Name:  William W. McGinty
                                 Title: Director

                                 ABN AMRO BANK N.V.


                                 By:  /s/ Richard DaCosta
                                    --------------------------------------------
                                 Name:  Richard DaCosta
                                 Title: Group Vice President


                                 By:  /s/ Jana Dombrowski
                                    --------------------------------------------
                                 Name:  Jana Dombrowski
                                 Title: Vice President

                                 SUMITOMO MITSUI BANKING
                                 CORPORATION


                                 By:               (not signed)
                                    --------------------------------------------
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 U.S. BANCORP


                                 By:               (not signed)
                                    --------------------------------------------
                                 Name:__________________________________________
                                 Title:_________________________________________